Exhibit 10.1

FOURTH AMENDMENT

Dated as of June 25, 2009

TO

CREDIT AGREEMENT

Dated as of February 16, 2005

among

CINCINNATI BELL INC.,

as the Borrower,

Certain Subsidiaries of the Borrower

from time to time party thereto,

as Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent and an L/C Issuer,

PNC BANK, NATIONAL ASSOCIATION

as Swingline Lender and an L/C Issuer,

and

The Other Lenders party thereto

BANC OF AMERICA SECURITIES LLC

and

RBS SECURITIES INC.,

as Joint Lead Arrangers and Joint Book Managers

THE ROYAL BANK OF SCOTLAND plc,

as Syndication Agent

PNC BANK, NATIONAL ASSOCIATION

BARCLAYS BANK PLC and

DEUTSCHE BANK TRUST COMPANY, AMERICAS,

as Co-Documentation Agents

FOURTH AMENDMENT

TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 25, 2009, is entered into by and among CINCINNATI BELL INC., an Ohio corporation (the “Borrower”), the Guarantors, the Lenders signatories hereto, BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer, and PNC BANK, NATIONAL ASSOCIATION, as Swingline Lender and an L/C Issuer.

RECITALS

A. The Borrower, the Guarantors, the Existing Revolving Lenders (defined below), the Term Lenders (defined below), the Swingline Lender, the L/C Issuers and the Administrative Agent are party to that certain Credit Agreement dated as of February 16, 2005 (as amended, modified, restated or supplemented from time to time prior to the Fourth Amendment Effective Date, the “Existing Credit Agreement”).

B. The Borrower (a) intends, subject to the occurrence of the Fourth Amendment Effective Date, to reduce the Aggregate Revolving Commitments to $210,000,000 and (b) has requested that, after giving effect to such reduction, the Existing Credit Agreement be amended to, among other things, extend the Maturity Date of the Revolving Commitments of each of the Continuing Revolving Lenders and the New Revolving Lenders (each as defined below).

C. In connection with the foregoing, the Borrower has requested that, immediately prior to giving effect to such amendments to the Existing Credit Agreement, (i) the Exiting Revolving Lenders (as defined below) and certain of the Continuing Revolving Lenders assign to the New Revolving Lenders and certain of the Continuing Revolving Lenders, and that the New Revolving Lenders and such Continuing Revolving Lenders, as assignees, assume from the Exiting Revolving Lenders and such assignor Continuing Revolving Lenders, all or a portion, as the case may be, of the interests (including with respect to participations in outstanding Letters of Credit and Swingline Loans) then held by the Exiting Revolving Lenders and such assignor Continuing Revolving Lenders, respectively, in the Revolving Commitments, and (ii) the Required Lenders (determined after giving effect to the transactions referred to in the foregoing clause (i)) agree to amend the Existing Credit Agreement as provided herein.

D. The parties hereto agree to amend the Existing Credit Agreement as set forth herein, and each Person that executes and delivers a signature page to this Amendment will be deemed to have agreed, effective as of the Fourth Amendment Effective Date, to all terms of this Amendment and the transactions contemplated hereby.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. CERTAIN DEFINITIONS

1. Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby in the form of Annex II attached hereto.

“Continuing Revolving Lenders” means each of the Persons identified as a “Continuing Revolving Lender” in Part I of Annex I attached hereto. Each Continuing Revolving Lender is a Lender that has a Revolving Commitment under the Existing Credit Agreement immediately prior to the Fourth Amendment Effective Date and that will approve the extension of the Maturity Date of the Revolving Commitments pursuant to Section IV hereof. From and after the Fourth Amendment Effective Date (after giving effect to this Amendment and all transactions effected hereunder in connection with the Amendment) each Continuing Revolving Lender will have a Revolving Commitment under the Amended Credit Agreement in the amount set forth opposite the name of such Person on Part I of Schedule 2.01 attached as Annex III hereto.

“Existing Revolving Lenders” means each Lender that holds a Revolving Commitment under the Existing Credit Agreement immediately prior to giving effect to this Amendment.

“Exiting Revolving Lender” means each of the Persons identified as an “Exiting Revolving Lender” in Part II of Annex I attached hereto. From and after the Fourth Amendment Effective Date (after giving effect to this Amendment and all transactions effected hereunder in connection with the Amendment), no Exiting Revolving Lender will be a Revolving Lender or have a Revolving Commitment under the Amended Credit Agreement.

“Fourth Amendment Effective Date” shall have the meaning assigned to such term in introductory paragraph of Section V hereof.

“New Revolving Lenders” means each of the Persons identified as a New Revolving Lender in Part III of Annex I attached hereto. Each New Revolving Lender will become a Revolving Lender pursuant to Section III hereof, and will approve the extension of the Maturity Date of the Revolving Commitments pursuant to Section IV hereof. From and after the Fourth Amendment Effective Date (after giving effect to this Amendment and all transactions effected hereunder in connection with the Amendment) each New Revolving Lender shall have a Revolving Commitment under the Amended Credit Agreement in the amount set forth opposite the name of such Person on Part I of Schedule 2.01 attached as Annex III hereto.

“Term Lenders” means, collectively, the Lenders holding Tranche B Term Loans under the Existing Credit Agreement.

2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

SECTION II. REDUCTION OF AGGREGATE REVOLVING COMMITMENTS

Effective upon the occurrence of the Fourth Amendment Effective Date, the Borrower hereby permanently reduces the Aggregate Revolving Commitments to an aggregate principal amount of $210,000,000, such reduction to be applied to the Revolving Commitment of each Existing Revolving Lender in accordance with its Applicable Percentage immediately prior to such date. Notwithstanding the provisions of Section 2.06 of the Existing Credit Agreement, the Required Lenders (determined prior to giving effect to the transactions referred to in Section III hereof) hereby waive the requirement under Section 2.06(a) of the Existing Credit Agreement that the Borrower provide the Administrative Agent with three Business Days’ prior notice of such reduction of the Aggregate Revolving Commitments.

SECTION III. ASSIGNMENTS AND ASSUMPTIONS

(a) On and as of the Fourth Amendment Effective Date, immediately after giving effect to the reduction of the Aggregate Revolving Commitments pursuant to Section II above, all (in the case of each Exiting Revolving Lender) or a portion (in the case of certain Continuing Revolving Lenders) of the interests (including all outstanding Revolving Loans of the assignor Lenders at par and without discount and including all interests with respect to participations in outstanding Letters of Credit and Swingline Loans) then held in the Revolving Commitments (after giving effect to the reduction of such Revolving Commitments pursuant to Section I hereof) by the Exiting Revolving Lenders and such assignor Continuing Revolving Lenders shall, in each case, automatically and without any further action being required, be assigned and transferred to, and assumed by, the New Revolving Lenders and certain other Continuing Revolving Lenders, with the amount of such interests so assigned to and assumed by each New Revolving Lender or each assignee Continuing Revolving Lender, as applicable, to be such amount as is then necessary in order that, immediately after giving effect to all such assignments and assumptions, the Revolving Commitments held by the New Revolving Lenders and the Continuing Revolving Lenders will be as set forth on Part I of Schedule 2.01 attached as Annex III hereto. From and after giving effect to the assignments and assumptions pursuant to this Section III as of the Fourth Amendment Effective Date (i) each of the New Revolving Lenders shall be a party to and be bound by the provisions of the Existing Credit Agreement and, to the extent of the interests assigned to it hereby, have the rights and obligations of a Revolving Lender thereunder and under the other Loan Documents and (ii) each Exiting Revolving Lender shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing Credit Agreement relating to such assigned interests and cease to be a party to the Existing Credit Agreement as a Revolving Lender; provided, however, that each Exiting Revolving Lender shall continue to be entitled to any benefits it was entitled to, and subject to any corresponding obligations it was subject to, prior to such release pursuant to be Sections 3.01, 3.04, 3.05 and 11.04 of the Existing Credit Agreement with respect to facts and circumstances occurring prior to the Fourth Amendment Effective Date. In addition, any Exiting Revolving Lender that is also a Term Lender acknowledges and agrees that the assignments effected pursuant to this Section III do not include such Tranche B Term Loans or otherwise affect its rights and obligations under the Existing Credit Agreement with respect to such Tranche B Term Loans.

(b) Each Exiting Revolving Lender and New Revolving Lender, and each Continuing Revolving Lender involved in the assignments and assumptions effected pursuant to this Section III, acknowledges and agrees that such assignment and assumption is subject to the Standard Terms and Conditions for Assignment and Assumption set forth in form of Assignment and Assumption attached as Exhibit F to the Existing Credit Agreement, which Standard Terms and Conditions are hereby incorporated by reference into this Section III. Furthermore, each of the parties hereto consents to the assignments and assumptions provided for in this Section III and, notwithstanding anything to the contrary in Section 11.06 of the Existing Credit Agreement or otherwise, to the manner which such assignments are effected pursuant to this Amendment, and waives in all respects the provisions of Section

11.06 of the Amended Credit Agreement to the extent that such provisions would otherwise be applicable to any assignment or assumption of Revolving Commitments contemplated by this Amendment. For the avoidance of doubt, each of the parties hereto agrees that on and as of the Fourth Amendment Effective Date, immediately after giving effect to the provisions of Section III(a) above, any executed copy of this Amendment shall be deemed, for all purposes of Section 11.06 of the Amended Credit Agreement, to be (i) an “Assignment and Assumption” with respect to each of the assignments provided for in Section III(a) above and (ii) to have been accepted and recorded, together with other information and documentation required in connection therewith, in the Register by the Administrative Agent in full compliance with all relevant requirements of Section 11.06. No Exiting Lender, New Revolving Lender or Continuing Revolving Lender shall be required to pay any assignment or similar fees pursuant to Section 11.06(b)(iv) of the Existing Credit Agreement in connection with the assignments and assumptions effected pursuant to this Section III.

IV. AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on the Fourth Amendment Effective Date, after giving effect to the provisions of Sections II and III above and the transactions contemplated therein, (i) the Existing Credit Agreement is hereby amended in its entirety to read in the form attached as Annex II to this Amendment, (ii) Schedule 2.01 of the Existing Credit Agreement is hereby amended in its entirety in the form attached as Annex III to this Amendment, (iii) each of Schedule 1.01(B), Schedule 6.13 (a) and Schedule 6.13(b) of the Existing Credit Agreement is hereby amended in its entirety to read in the form of, respectively, Schedule 1.01(B), Schedule 6.13(a) and Schedule 6.13(b) attached as Annex IV to this Amendment, (iv) each of Schedule 1(a), Schedule 1(b), Schedule 2(c) and Schedule 3(h) of the Shared Collateral Security Agreement is hereby amended in its entirety to read in the form of, respectively, Schedule 1(a), Schedule 1(b), Schedule 2(c) and Schedule 3(h) attached as Annex V to this Amendment and (v) each of Schedule 1(a), Schedule 1(b), Schedule 2(c), Schedule 3(h) of the Non-Shared Collateral Security Agreement is hereby amended in its entirety to read in the form of, respectively, Schedule l(a), Schedule 1(b), Schedule 2(c) and Schedule 3(h) attached as Annex VI to this Amendment.

V. CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof when each of the following conditions precedent has been satisfied (the “Fourth Amendment Effective Date”):

1. Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment which collectively shall have been duly executed on behalf of the Borrower, each of the Guarantors, the Required Lenders (after giving effect to the assignments and assumptions pursuant to Section III hereof), each Continuing Revolving Lender, each New Revolving Lender and each Exiting Revolving Lender.

2. Organization Documents. The Administrative Agent shall have received the following:

(i) Resolutions. Copies of resolutions of the board of directors (or other applicable governing body) of each Loan Party approving and adopting this Amendment and the other transactions contemplated hereby and authorizing execution and delivery of this Amendment, certified by a secretary or assistant secretary of such Loan Party to be true and correct and in full force and effect as of the Fourth Amendment Effective Date.

(ii) Secretary’s Certificate. A certificate of the secretary or assistant secretary of each Loan Party dated as of the Fourth Amendment Effective Date certifying that such Loan Party has not modified its articles of incorporation or certificate of formation, as applicable, or bylaws or operating agreement, as applicable, since such documents were last delivered to the Administrative Agent or, if such documents have not previously been delivered or have been so modified, attaching copies of such documents.

(iii) Good Standing. Copies of certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of its incorporation or organization, as applicable.

(iv) Incumbency. An incumbency certificate of each officer of a Loan Party executing this Amendment or any of the documents referred to in this Section V certified by a secretary or assistant secretary to be true and correct as of the Fourth Amendment Effective Date.

3. Revolving Notes. The Administrative Agent shall have received a Revolving Note in favor of each New Revolving Lender requesting a Revolving Note, which shall have been duly executed on behalf of the Borrower and dated the Fourth Amendment Effective Date.

4. Opinion of Counsel. The Administrative Agent shall have received (i) a legal opinion of Cravath, Swaine & Moore LLP, special counsel for the Loan Parties and (ii) one or more legal opinions of special Ohio counsel for each Loan Party organized or formed in the State of Ohio, in each case dated as of the Fourth Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

5. Officer’s Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Fourth Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, stating that (i) the conditions specified in Section 5.02(a), (b) and (d) of the Amended Credit Agreement have been satisfied; provided that for the purposes of such certificate the reference to the date of the Audited Financial Statements in Section 6.05(e) of the Amended Credit Agreement shall be deemed to be replaced by a reference to December 31, 2008, (ii) all governmental, shareholder and third party consents and approvals, if any, with respect to the Amendment and/or the Amended Credit Agreement and the transactions contemplated thereby have been obtained, and (iii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Loan Party or any transaction contemplated by the Amendment and/or Amended Credit Agreement, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect.

6. No Default. No Default or Event of Default shall exist, or would result from, the proposed Credit Extensions on the Fourth Amendment Effective Date or from the application of the proceeds thereof.

7. Accuracy of Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Amended Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date; provided that the reference to the date of the Audited Financial Statements in Section 6.05(e) of the Amended Credit Agreement shall be deemed to be replaced by a reference to December 31, 2008.

8. Upfront Fee. The Administrative Agent shall have received, for the account of each New Revolving Lender and each Continuing Revolving Lender, an upfront fee an amount mutually acceptable to such Person, the Administrative Agent and the Borrower.

9. Other Fees and Out of Pocket Costs. The Borrower shall have paid any and all reasonable out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent or Banc of America Securities LLC (including the reasonable fees and expenses of the Administrative Agent’s legal counsel), and all other fees and other amounts payable to the Administrative Agent or Banc of America Securities LLC, in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Amendment and/or the Amended Credit Agreement.

VI. RECONCILIATION PAYMENTS AMONG NEW AND CONTINUING REVOLVING LENDERS ON FOURTH AMENDMENT EFFECTIVE DATE; SATISFACTION OF OBLIGATIONS OWING TO EXITING REVOLVING LENDERS.

Immediately after giving effect to the transactions described in Sections II, III, and IV hereof, and concurrently with the closing and effectiveness of this Amendment pursuant to Section V above:

(a) (i) The Borrower shall pay to the Administrative Agent, for the account of the Existing Revolving Lenders (including each Exiting Revolving Lender), (A) all interest that has accrued on the outstanding Revolving Loans to but excluding the Fourth Amendment Effective Date and (B) all commitment fees and Letter of Credit Fees that have accrued to but excluding the Fourth Amendment Effective Date with respect to the Revolving Commitments of the Existing Lenders as in effect immediately prior to giving effect to the transactions effected pursuant to Sections II and III of this Amendment, and (ii) the Administrative Agent shall distribute such interest and fees to the Existing Revolving Lenders in accordance with their Applicable Percentages as in effect immediately prior to giving effect to the transactions effected pursuant to Sections II and III of this Amendment.

(b) Each of (i) (A) the New Revolving Lenders and (B) the Continuing Revolving Lenders whose Applicable Percentage of the Aggregate Revolving Commitments is increasing as a result of the transactions effected pursuant to Sections II and III of this Amendment, shall make available to the Administrative Agent and (ii) the Continuing Revolving Lenders whose Applicable Percentage of the Aggregate Revolving Commitments is decreasing as a result of the transactions effected pursuant to Sections II and III of this Amendment shall receive from the Administrative Agent, in each case such amounts as shall be necessary to cause each of the Continuing Revolving Lenders and New Revolving Lenders to be holding its pro rata share of outstanding Revolving Loans as of the Fourth Amendment Effective Date based on the respective the Applicable Percentage of each such Continuing Revolving Lenders and New Revolving Lenders, as applicable, set forth on Schedule 2.01 to the Amended Credit Agreement after giving effect to (A) the reduction of the Aggregate Revolving Commitments effected pursuant to Section II hereof and (B) the assignments and assumptions effected pursuant to Section III hereof; and

(c) Each of the Exiting Revolving Lenders shall receive from the Administrative Agent payment of all Revolving Loans and related obligations owing to such Exiting Revolving Lender under the Existing Credit Agreement (including interest and commitment fees and Letter of Credit Fees that have accrued for the benefit of such Exiting Revolving Lender to but excluding the Fourth Amendment Effective Date, which amounts shall be paid to such Exiting Revolving Lender pursuant to subsection (a) above) in respect of the Revolving Loans and Revolving Commitments of such Exiting Revolving Lender. For the avoidance of doubt, after giving effect to this Amendment and all transactions contemplated hereunder, no Exiting Revolving Lender shall be a Revolving Lender under the Amended Credit Agreement or have any Revolving Commitment thereunder.

VII. MISCELLANEOUS

1. Representations and Warranties. Each of the Loan Parties represents and warrants to the Lenders and the Administrative Agent as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws (whether enforcement is sought by proceedings in equity or at law) or (y) by Debtor Relief Laws.

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment (except for those which have been obtained on or prior to the Fourth Amendment Effective Date).

(d) The execution and delivery of this Amendment does not diminish or reduce its obligations under the Loan Documents (including, without limitation, in the case of each Guarantor, such Guarantor’s guaranty pursuant to Article IV of the Existing Credit Agreement) in any manner.

(e) The representations and warranties of the Loan Parties set forth in Article VI of the Existing Credit Agreement are true and correct in all material respects as of the Fourth Amendment Effective Date; provided that the reference to the date of the Audited Financial Statements in Section 6.05(e) of the Amended Credit Agreement shall be deemed to be replaced by a reference to December 31, 2008.

(f) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no unwaived event has occurred and is continuing on the date hereof which constitutes a Default or an Event of Default.

2. Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Shared Collateral Security Agreement and the Non-Shared Collateral Security Agreement) and agrees that neither this Amendment nor any of the transactions effected pursuant hereto shall in any manner adversely affect or impair such liens and security interests or the grants thereof.

3. Effect of Amendment. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. On and after the Fourth Amendment Effective, any reference in the Loan Documents or any and all other documents thereafter executed and delivered pursuant to the terms of the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement.

4. Construction. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

5. Reaffirmation of Loan Party Obligations. Each Loan Party hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Amended Credit Agreement and (b) that it is responsible for the observance and full performance of the Obligations. Without limiting the generality of the proceeding sentence, (i) each of the Guarantors confirms that it jointly and severally guarantees the prompt payment when due of all Obligations (including, without limitation, all Obligations relating to the Revolving Commitments and Revolving Loans of the New Revolving Lenders and any Continuing Revolving Lenders that have increased their Revolving Commitments in connection with this Amendment) in accordance with, and pursuant to the terms of, Article IV of the Amended Credit Agreement and (ii) each of the Loan Parties agrees that all references in the Collateral Documents to the term “Secured Obligations” shall be deemed to include all of the obligations of the Loan Parties to the Lenders and the Administrative Agent, whenever arising, under the Amended Credit Agreement, the Revolving Notes, the Tranche B Term Notes, the Collateral Documents or any of the other Loan Documents (including, but not limited to, any interest, expenses and cost and charges that accrue after the commencement by or against any Loan Party or any Affiliate thereof or any proceedings under any Debtor Relief Laws naming such Person as the debtor in such proceeding).

6. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8. Binding Effect. This Amendment, the Amended Credit Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Loan Documents shall remain unchanged and shall continue in full force and effect.

9. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	CINCINNATI BELL INC., an Ohio corporation

	By:	/s/ KIMBERLY H. SHEEHY
	Name:	Kimberly H. Sheehy
	Title:	Vice President and Treasurer

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:

CINCINNATI BELL TELECOMMUNICATION

SERVICES LLC, an Ohio limited liability company

CINCINNATI BELL ENTERTAINMENT INC. (formerly

known as Zoomtown.com Inc.), an Ohio corporation

CINCINNATI BELL COMPLETE PROTECTION INC.,

an Ohio corporation

CINCINNATI BELL WIRELESS COMPANY,

an Ohio corporation

CINCINNATI BELL WIRELESS, LLC,

an Ohio limited liability company

CINCINNATI BELL TECHNOLOGY SOLUTIONS INC.,

a Delaware corporation

BRCOM INC.,

a Delaware corporation

MVNO HOLDINGS LLC,

a Delaware corporation

CINCINNATI BELL ANY DISTANCE INC.,

a Delaware corporation

IXC INTERNET SERVICES, INC.,

a Delaware corporation

GRAMTEL INC.,

a Virginia corporation

CBTS SOFTWARE LLC,

a Delaware limited liability company

CINCINNATI BELL SHARED SERVICES LLC,

an Ohio limited liability company

	By:	/S/ KIMBERLY H. SHEEHY
	Name:	Kimberly H. Sheehy
	Title:	Vice President and Treasurer

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N. A., as Administrative Agent

	By:	/s/ ANTONLKLA (TONL) THOMAS
	Name:	Antonlkla (Tonl) Thomas
	Title:	Officer

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	Bank of America, N.A.

	By:	/s/ TODD SHIPLEY
	Name:	Todd Shipley
	Title:	Senior Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ EDDIE DEC
	Name:	Eddie Dec
	Title:	Senior Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	PNC Bank, National Association

	By:	/s/ C. JOSEPH RICHARDSON
	Name:	C. Joseph Richardson
	Title:	Senior Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	Deutsche Bank Trust Company, Americas

	By:	/s/ ANCA TRIFAN
	Name:	Anca Trifan
	Title:	Director

	By:	/s/ YVONNE TILDEN
	Name:	Yvonne Tilden
	Title:	Director

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	CoBank, ACB

	By:	/s/ LOIS TIMKOVICH
	Name:	Lois Timkovich
	Title:	Assistant Corporate Secretary

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	Export Development Canada

	By:	/s/ MARGARET MICHALSKI
	Name:	Margaret Michalski
	Title:	Senior Associate

	By:	/s/ BRIAN CRAIG
	Name:	Brian Craig
	Title:	Senior Financing Manager

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ JOCELYN BOLL
	Name:	Jocelyn Boll
	Title:	Officer

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	Barclays Bank PLC

	By:	/s/ RITAM BHALLA
	Name:	Ritam Bhalla
	Title:	Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	MORGAN STANLEY BANK, N.A.,

	By:	/s/ MELISSA JAMES
	Name:	Melissa James
	Title:	Authorized Signatory

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	FIFTH THIRD BANK

	By:	/s/ MEGAN S. HEISEL
	Name:	Megan S. Heisel
	Title:	Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDER:	THE BANK OF KENTUCKY, INC.

	By:	/s/ ANDREW C. COLLINS
	Name:	Andrew C. Collins
	Title:	Senior Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as an Exiting Revolving Lender

By:	/s/ WILLIAM M. FEATHERS
Name:	William M. Feathers
Title:	Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

BMO Capital Markets Financing, Inc., as an Exiting Revolving Lender

By:	/s/ SCOTT W. MORRIS
Name:	Scott W. Morris
Title:	Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

KeyBank National Association, as an Exiting Revolving Lender

By:	/s/ JEFF KALINOWSKI
Name:	Jeff Kalinowski
Title:	Senior Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

Credit Suisse, Cayman Islands Branch, as an Exiting Revolving Lender

By:	/s/ RIANKA MOHAN
Name:	Rianka Mohan
Title:	Vice President

By:	/s/ CHRISTOPHER REO DAY
Name:	Christopher Reo Day
Title:	Associate

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

SOCIETE GENERALE, as an Exiting Revolving Lender

By:	/s/ Elaine Khalil
Name:	Elaine Khalil
Title:	Managing Director

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Exiting Revolving Lender

By:	/s/ RUSS LYONS
Name:	Russ Lyons
Title:	Director

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

THE FOOTHILL GROUP, INC., as an Exiting Revolving Lender

By:	/s/ SCOTT P. QUIGLEY
Name:	Scott P. Quigley
Title:	Vice President

This terminates our commitment.

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

ING CAPITAL LLC as an Exiting Revolving Lender

By:	/s/ WILLIAM C. JAMES
Name:	William C. James
Title:	Managing Director

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS CREDIT PARTNERS, L.P., as an Exiting Revolving Lender

By:	/s/ ANDREW CADITZ
Name:	Andrew Caditz
Title:	Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

EXITING REVOLVING LENDER:	FIRSTRUST BANK

	By:	/s/ BRYAN T. DENNEY
	Name:	Bryan T. Denney
	Title:	Senior Vice President

CINCINNATI BELL INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT